                             LONGLEAF PARTNERS FUND
                                                                January 10, 1997
TO OUR SHAREHOLDERS:

We are pleased to report Longleaf Partners Fund grew its net asset value 21.0% in 1996 and completed its sixth consecutive year of above average compounding. To our surprise, the Partners Fund approximately matched the S&P 500 in 1996. These results are especially gratifying and noteworthy given that we were not participants in the ebullient IPO, technology or growth stock momentum sectors and that our portfolio cash position has been material.

The long-term record of Longleaf Partners Fund continues to outperform the S&P 500 Index and the average annual five year return of the Fund bested the index by 4.7 percentage points. The data below summarizes the Fund's average annual and cumulative returns for the periods ended December 31, 1996.

                         AVERAGE ANNUAL TOTAL RETURNS*

                       LONGLEAF PARTNERS FUND   S&P 500 INDEX   VALUE-LINE INDEX
                       ----------------------   -------------   ----------------
FIVE YEARS                      19.87%              15.21%            8.52%
THREE YEARS                     18.91%              19.66%            8.32%
ONE YEAR                        21.02%              22.98%           13.38%

                           CUMULATIVE TOTAL RETURNS*

                       LONGLEAF PARTNERS FUND   S&P 500 INDEX   VALUE-LINE INDEX
                       ----------------------   -------------   ----------------
LAST FIVE YEARS                147.49%             102.97%           50.53%
LAST THREE YEARS                68.13%              71.35%           27.11%
LAST YEAR                       21.02%              22.98%           13.38%
LAST QUARTER                     6.73%               8.36%            5.34%

A number of portfolio holdings reached our appraisal of full value and were sold. Although we added six new companies to the Fund, the market's ongoing momentum made investing our cash a challenge. As long as our cash position stays relatively high and finding large cap investment opportunities remains a struggle, Longleaf Partners Fund will be closed to new investors.

With the Dow Jones Industrial Average and the S&P 500 at record levels, many of you have quite warrantably asked our opinion of the market. For lack of a better reply, we have said that more than anytime since the early 1970's we have been operating in a "market of stocks" while attempting not to be overly influenced by the "stock market" as represented by the 100+ largest U.S. companies. There is huge disparity in the price-to-value ratios of these most favored institutional behemoths and many other publicly traded businesses. Regardless of what the indices tell the crowds, we will be driven by capable business partners managing good companies when their security prices are adequately discounted. If these opportunities cannot be found, we will be reluctant short-term lenders until attractive long-term ownership stakes become available.

It's important for every shareholder to understand the commitment that your managers have to Longleaf Partners Fund's long-term success and our level of confidence in the Fund as a vehicle for compounding our own assets. As a shareholder you should know:

    - The employees of Southeastern, advisor to the Fund, are required to use Longleaf Partners Funds exclusively for equity investing (unless an exception is given by our Compliance Committee for an overriding circumstance).

    - Longleaf Partners Funds' Trustees must direct their total board compensation into the three funds.

    - With $35 million of our own capital invested in the Fund, the employees and affiliates of Southeastern are one of the Fund's largest shareholders.

    - The Fund continues to operate more efficiently, and the overall expense ratio declined from 1.01% in 1995 to 0.95% in 1996.

    - Longleaf Partners Fund's turnover in 1996 was 33%, and 70% of our distributed realized capital gains were long-term. We are very mindful of how long holding periods and tax deferral benefit the compounding process and our ultimate after tax return.

In closing we would like to welcome Daniel W. Connell, Jr. as a new Trustee. After spending 25 years as a leading commercial banker with First Union in Florida, Dan resigned in 1994 to help Jacksonville and Wayne Weaver secure an NFL franchise. He currently serves as Senior Vice President of Marketing for the Jaguars and Chairman of the Jacksonville Chamber of Commerce. We hope you will meet Dan and join the rest of us at our annual meeting scheduled for Tuesday, May 13 at 5:30 p.m. at the Memphis Botanic Gardens. We wish you and your family a happy and prosperous new year.

Sincerely,

/s/ O. Mason Hawkins                           /s/ G. Staley Cates
-----------------------------                  -------------------------------
O. Mason Hawkins, CFA                          G. Staley Cates, CFA
Co-Portfolio Manager                           Co-Portfolio Manager

--------------------------------------------------------------------------------

* The average annual total returns of Longleaf Partners Fund for the one year and five years ended December 31, 1996 and from its initial public offering on April 8, 1987 through December 31, 1996 are 21.02%, 19.87% AND 15.82%, respectively. Fund returns and those of the S&P 500 Stock Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The stock market indices shown are unmanaged. Past investment performance is no guarantee of future investment performance, and the value of an investment when redeemed may be more or less than the purchase price.
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment
                in Longleaf Partners Fund, the S&P 500 Index,
                           and the Value-Line Index

                                  CHART HERE

The chart is a line graph with a beginning investment of $10,000 at 4/87, the Fund's inception date, and continuing annually to an ending value at 12/96 of $41,796, compared with an ending value of $33,464 for the S&P 500 Stock Index and an ending value of $13,842 for the Value Line Index. The chart includes an insert showing the Fund's average annual returns for 1 year (21.1%), 3 years (18.9%), 5 years (19.9%) and since inception at 4/87 (15.8%) compared with the returns for the same periods of the S&P 500 and Value Line Indices.


                    Longleaf Partners Fund Yearly Returns

                                   (GRAPH)

The graph is a bar graph showing the total annual returns of the Fund for each full year of its operations from 1988 through 1996, as follows: 35.3%, 23.3%, -16.3%, 39.2%, 20.5%, 22.2%, 8.9%, 27.5%, and 21.0%, respectively.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
   FOR THE YEAR ENDED DECEMBER 31, 1996

Longleaf Partners Fund (LLPF) produced a 21.02% total return in 1996. The Fund's cash position ranged from 14% to 26% during the year as several holdings reached full value and were sold, and we were challenged by the reinvestment process given our disciplines. LLPF remained closed to new investors because of the relatively high cash position.

Fourteen companies were sold during the year, contributing to the Fund's performance. Hilton Hotels provided 15.8% of LLPF's gain. Hilton is a company which Southeastern has followed for many years and has previously owned. In January the company was selling at approximately 60% of our appraisal, largely due to the cancellation of plans to separate the gaming and lodging businesses into separate companies. Wall Street's view of Hilton dramatically changed when the company announced that Steve Bollenbach, then CFO of Disney and previously with Trump, Marriott and Holiday Inns, was becoming CEO of Hilton. The company reached our appraisal of full value quickly and was sold.

In addition, we sold two of our investment management companies as they became fully valued in the generally bullish market. Franklin Resources and Mellon Bank contributed a combined $37.8 million to LLPF performance in 1996. Hasbro was sold early in 1996 when the price appreciated during Mattel's attempt to buy the company. This contributed 3.1% of the Fund's performance. Coca-Cola Enterprises, the large bottling company, significantly grew its business through major acquisitions during the year, and the market rewarded these moves. LLPF's profit increased $11.5 million in 1996 from the sale of this holding. The only meaningful realized loss in 1996 resulted from the sale of WellPoint which we liquidated shortly after cancellation of the proposed merger with Health Systems.

Several of our long-time holdings contributed substantially to 1996 performance. TrizecHahn which was formerly Horsham added $57.7 million to the year's return. Horsham announced it was buying the remaining half of Trizec that it did not already own. This began the transformation of the company from a holding corporation owning companies in three different industries to one of the world's largest and most strongly capitalized real estate companies. The strength and focus of the newly named TrizecHahn was applauded by Wall Street and provided a strong gain to LLPF. The market rewarded Knight-Ridder's improved earnings from increased advertising revenues and decreased newsprint costs, and the company provided 10.9% of LLPF's return.

During the year the Fund added six new companies to the portfolio, and several contributed to LLPF's returns. Nabisco Holdings, spun off and majority owned by RJR, was saddled with concerns about the potential effects of tobacco litigation against RJR. During the year, the market became more comfortable with the separation of the two companies and the limited liability. The price appreciation provided almost $19 million to the Fund's unrealized return. United Healthcare added $15.5 million to performance when Wall Street calmed from its overreaction to the "demise of the HMO industry."

The table on the following page provides a more detailed accounting of contributions to performance in 1996.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following table delineates the specific dollar contributions of individual holdings to the 21.02% total return for 1996.

                                                                               PERCENTAGE
                                                              CONTRIBUTION      OF TOTAL
                                                                IN 1996       CONTRIBUTION
                                                              ------------    ------------
REALIZED GAINS:
  Hilton Hotels Corp........................................  $ 64,044,730        15.8%
  Franklin Resources, Inc...................................    25,306,098         6.2
  Hasbro Inc................................................    12,690,210         3.1
  Mellon Bank Corporation...................................    12,484,309         3.1
  Coca-Cola Enterprises, Inc................................    11,528,992         2.8
  WellPoint Health Networks, Inc............................    (8,909,519)       (2.2)
  All others, net...........................................     1,719,063         0.4
                                                              ------------       -----
                                                               118,863,883        29.2
                                                              ------------       -----
INCREASE IN UNREALIZED APPRECIATION:
  FROM SECURITIES HELD AT DECEMBER 31, 1995:
     TrizecHahn Corporation (formerly The Horsham
       Corporation).........................................    57,690,931        14.2
     Knight-Ridder, Inc.....................................    44,388,400        10.9
     Federal Express Corporation............................    23,131,610         5.7
     PaineWebber Group, Inc.................................    19,201,813         4.7
     The Quaker Oats Company................................    14,673,165         3.6
     The Seagram Company Ltd................................    10,518,750         2.6
     Ralston Purina Group Common Stock......................     9,311,500         2.3
     The Washington Post Company............................     8,409,688         2.1
     All others, net........................................    13,345,948         3.3
                                                              ------------       -----
                                                               200,671,805        49.4
                                                              ------------       -----
  FROM NEW HOLDINGS IN 1996:
     Nabisco Holdings Corp..................................    18,898,686         4.7
     United HealthCare Corporation..........................    15,514,298         3.8
     Phillips Electronics NV................................     9,374,864         2.3
     All others, net........................................     8,978,743         2.2
                                                              ------------       -----
                                                                52,766,591        13.0
                                                              ------------       -----
Net realized and unrealized gain on investments.............   372,302,279        91.6
Net investment income.......................................    34,373,697         8.4
                                                              ------------       -----
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $406,675,976       100.0%
                                                              ============       =====

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LONGLEAF PARTNERS FUND

We have audited the accompanying statement of assets and liabilities of Longleaf Partners Fund (a series of Longleaf Partners Funds Trust), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, October 31, 1989 and 1988, the two months ended December 31, 1989, and the period from March 24, 1987 (Date of Initial Capitalization) through October 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longleaf Partners Fund as of December 31, 1996 and the results of its operations, changes in its net assets, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.
                                          --------------------------------------
                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 10, 1997

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT DECEMBER 31, 1996

           SHARES                                                                      MARKET VALUE
          ---------                        COMMON STOCK (83.9%)                        ------------
BEVERAGES (4.3%)
          2,550,000        The Seagram Company Ltd. ................................   $ 98,812,500
                                                                                       ------------
BUSINESS SERVICES (1.3%)
            595,700        Ecolab, Inc. ............................................     22,413,213
            279,200    *   The Union Corporation....................................      6,386,700
                                                                                       ------------
                                                                                         28,799,913
                                                                                       ------------
ENTERTAINMENT (0.3%)
            171,277    *   Chris-Craft Industries, Inc..............................      7,172,224
                                                                                       ------------
ENVIRONMENTAL SERVICES (2.7%)
            346,900        Safety-Kleen Corp........................................      5,680,487
          1,709,800        WMX Technologies, Inc....................................     55,782,225
                                                                                       ------------
                                                                                         61,462,712
                                                                                       ------------
FINANCIAL SERVICES (2.9%)
          2,363,300        PaineWebber Group, Inc...................................     66,467,813
                                                                                       ------------
FOOD (12.9%)
          2,298,900        Nabisco Holdings Corp....................................     89,369,737
          3,818,000        The Quaker Oats Company..................................    145,561,250
            846,500        Ralston Purina Group Common Stock........................     62,111,938
                                                                                       ------------
                                                                                        297,042,925
                                                                                       ------------
HEALTH CARE (2.7%)
          1,361,700    *   United HealthCare Corporation............................     61,276,500
                                                                                       ------------
INSURANCE BROKERAGE (2.8%)
          3,770,142        Alexander & Alexander Services Inc.......................     65,506,217
                                                                                       ------------
MANUFACTURING (2.1%)
          1,407,000        Louisiana-Pacific Corporation............................     29,722,875
            574,000    *   USG Corporation..........................................     19,444,250
                                                                                       ------------
                                                                                         49,167,125
                                                                                       ------------
MULTI-INDUSTRY (8.5%)
          1,565,000        Alexander & Baldwin, Inc.................................     39,125,000
          3,075,000    *   Phillips Electronics N.V.................................    123,000,000
          1,488,300        Whitman Corporation......................................     34,044,863
                                                                                       ------------
                                                                                        196,169,863
                                                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT DECEMBER 31, 1996

           SHARES                                                                       MARKET VALUE
          ---------                                                                    --------------

NATURAL RESOURCES (6.1%)
          1,237,700        The Pioneer Group, Inc. .................................   $   29,395,375
          2,900,000        Rayonier Inc.............................................      111,287,500
                                                                                       --------------
                                                                                          140,682,875
                                                                                       --------------
PROPERTY & CASUALTY INSURANCE (1.0%)
            110,616    *   Alleghany Corp...........................................       23,450,592
                                                                                       --------------
PUBLISHING (12.9%)
          6,341,200        Knight-Ridder, Inc.......................................      242,550,900
            158,300        The Washington Post Company - Class B....................       53,050,287
                                                                                       --------------
                                                                                          295,601,187
                                                                                       --------------
REAL ESTATE (7.5%)
            788,000        Cousins Properties Incorporated..........................       22,162,500
          6,847,791    *   TrizecHahn Corporation...................................      150,651,402
                                                                                       --------------
                                                                                          172,813,902
                                                                                       --------------
RETAIL (0.9%)
            520,000        American Stores Company..................................       21,255,000
                                                                                       --------------
TELECOMMUNICATIONS (5.0%)
          4,966,837    *   360 degrees Communications Company.......................      114,858,106
                                                                                       --------------
TRANSPORTATION (10.0%)
          3,234,800    *   Federal Express Corporation..............................      143,948,600
          1,934,100        Kansas City Southern Industries, Inc.....................       87,034,500
                                                                                       --------------
                                                                                          230,983,100
                                                                                       --------------
          TOTAL COMMON STOCKS (COST $1,479,371,024).................................    1,931,522,554
                                                                                       --------------
SHORT TERM OBLIGATIONS (16.0%)
          Certificate of Deposit - due 8-19-97 at 5.25%.............................           45,000
          Repurchase Agreement with State Street Bank and Trust Company, dated
            12-31-96, due 1-2-97 at 4.75%, collateralized by $20,847,153 U.S.
           Treasury Bond due 2-15-20 (Repurchase proceeds - $20,442,393) (Cost
           $20,437,000).............................................................       20,437,000
          U.S. Treasury Bill, due 2-27-97, yield at date of purchase 4.94%..........      347,323,375
                                                                                       --------------
                                                                                          367,805,375
                                                                                       --------------
TOTAL INVESTMENTS (COST $1,847,176,399)* *...................................   99.9%   2,299,327,929
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...............................    0.1          751,247
                                                                               -----   --------------
NET ASSETS...................................................................  100.0%  $2,300,079,176
                                                                               =====   ==============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  100,652,843 SHARES OUTSTANDING AT DECEMBER 31, 1996...............................   $        22.85
                                                                                       ==============

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   STATEMENT OF ASSETS AND LIABILITIES
   AT DECEMBER 31, 1996

ASSETS:

Investments:
  Securities, at market value (cost $1,479,371,024) (Note 1
     and Note 7)............................................  $1,931,522,554
  U.S. Treasury Bills.......................................     347,323,375
  Repurchase agreement (Note 6).............................      20,437,000
  Certificate of deposit....................................          45,000
                                                              --------------
          TOTAL INVESTMENTS                                    2,299,327,929
Cash........................................................             263
Dividends and interest receivable...........................       2,530,519
Prepaid assets..............................................         123,498
Insurance reserve premium...................................          52,272
                                                              --------------
          TOTAL ASSETS                                         2,302,034,481
                                                              --------------

LIABILITIES:

Payable for:
  Investment Counsel fee (Note 2)...........................       1,549,488
  Administration fee (Note 3)...............................         195,305
Other accrued expenses......................................         210,512
                                                              --------------
          TOTAL LIABILITIES                                        1,955,305
                                                              --------------
          NET ASSETS                                          $2,300,079,176
                                                              ==============
Composition of net assets:
  Paid-in capital (unlimited number of shares authorized,
     100,652,843 shares outstanding)........................  $1,847,529,846
  Undistributed net investment income.......................         129,189
  Accumulated net realized gain.............................         268,611
  Unrealized appreciation of investments (Note 7)...........     452,151,530
                                                              --------------
          NET ASSETS                                          $2,300,079,176
                                                              ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE
  ($2,300,079,176 DIVIDED BY 100,652,843 SHARES)............          $22.85
                                                              ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   STATEMENT OF OPERATIONS
   FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
INCOME:
  Dividends.................................................  $ 32,116,678
  Interest..................................................    22,612,971
                                                              ------------
                                                                54,729,649
                                                              ------------
EXPENSES:
  Investment Counsel fee (Note 2)...........................    17,004,356
  Administration fee (Note 3)...............................     2,133,914
  Transfer Agent fee........................................       388,284
  Reimbursable administration expenses (Note 3).............       168,016
  Supplies and postage......................................       154,407
  Registration and filing fees..............................       127,615
  Printing..................................................        77,912
  Trustees' fees............................................        54,946
  Insurance expense.........................................        50,815
  Professional fees.........................................        35,600
  Custodian fee.............................................        34,716
  Miscellaneous.............................................       125,371
                                                              ------------
                                                                20,355,952
                                                              ------------
          Net investment income.............................    34,373,697
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from securities transactions, net:
     Proceeds from sales....................................   817,198,461
     Cost of securities sold................................   603,525,053
                                                              ------------
          Net realized gain.................................   213,673,408
  Increase in unrealized appreciation for the year, net.....   158,628,871
                                                              ------------
          Net realized and unrealized gain on investments...   372,302,279
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $406,675,976
                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   1996             1995
                                                              --------------   --------------
OPERATIONS:
  Net investment income.....................................  $   34,373,697   $   20,371,114
  Net realized gain on investments..........................     213,673,408       37,694,798
  Net unrealized appreciation for the period................     158,628,871      239,294,987
                                                              --------------   --------------
     Net increase in net assets resulting from operations...     406,675,976      297,360,899
                                                              --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.383 and $0.24 per share,
     respectively)..........................................     (34,349,264)     (20,363,752)
  From net realized gain on investments ($2.381 and $0.444
     per share, respectively)...............................    (213,539,413)     (37,672,942)
                                                              --------------   --------------
     Net decrease in net assets resulting from
       distributions........................................    (247,888,677)     (58,036,694)
                                                              --------------   --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................     415,870,054    1,109,962,005
  Net asset value of shares issued to shareholders for
     reinvestment of shareholder distributions..............     234,252,018       54,537,285
  Cost of shares redeemed...................................    (385,297,441)    (280,883,298)
                                                              --------------   --------------
     Net increase in net assets from fund share
       transactions.........................................     264,824,631      883,615,992
                                                              --------------   --------------
     Total increase in net assets...........................     423,611,930    1,122,940,197
NET ASSETS:
  Beginning of year.........................................   1,876,467,246      753,527,049
                                                              --------------   --------------
  End of year (including undistributed net investment income
     of $129,189 and $104,756, respectively)................  $2,300,079,176   $1,876,467,246
                                                              ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Longleaf Partners Fund (the "Fund") is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was organized on November 26, 1986 and on March 24, 1987 the initial capitalization of $100,000 was provided by two principals of Southeastern Asset Management, Inc., the Investment Counsel, who received 10,000 shares of beneficial interest in return. The Fund commenced its public offering of shares on April 8, 1987.

The following is a summary of significant accounting policies:

  (a) Valuation of Securities and Repurchase Agreements:

     (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.

     (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

     (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b) Accounting for Investments:

      The Fund follows industry practice and records security transactions on the day following the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

  (c) Federal Income Taxes:

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. In addition, the Fund intends to make any required distributions to avoid the application of a 4% nondeductible excise tax.

  (d) Distributions to Shareholders:

      Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Fund and receives annual compensation from the Fund, computed daily and paid monthly, in accordance with the following schedule:

First $400 million of average daily net assets..............    1.00%
In excess of $400 million...................................     .75%

The Investment Counsel has agreed to reduce its fees on a pro rata basis for services rendered to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reduction was necessary for the current year.

NOTE 3. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Fund, including, among other things, the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the Fund's portfolio and calculation of daily net asset value per share. The Fund pays a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Fund to Southeastern consist of a portion of both the computer support charges for computer programs used in processing transactions for the Fund and its shareholders and of the salary of the Fund's Treasurer calculated in accordance with Trustee review and approval.

NOTE 4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended December 31 were as follows:

                                                   1996                          1995
                                        --------------------------   ----------------------------
                                          SHARES         AMOUNT        SHARES          AMOUNT
                                        -----------   ------------   -----------   --------------
     Shares sold......................   18,238,896   $415,870,054    56,015,693   $1,109,962,005
     Reinvestment of shareholder
       distribution...................   10,180,444    234,252,018     2,589,615       54,537,285
     Shares redeemed..................  (16,493,540)  (385,297,441)  (13,874,948)    (280,883,298)
                                        -----------   ------------   -----------   --------------
                                         11,925,800   $264,824,631    44,730,360   $  883,615,992
                                        ===========   ============   ===========   ==============

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the period (excluding short-term obligations) aggregated $561,624,924 and $565,682,438, respectively. Total brokerage commissions paid by the Fund during the period were $2,172,895.

NOTE 6. INVESTMENTS IN SHORT-TERM OBLIGATIONS

As excess funds are available, the Fund makes certain short-term investments in cash equivalents, including repurchase agreements. The Fund's custodian bank sells U.S. government securities to the Fund under an agreement to repurchase these securities from the Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a week-end. The Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, the market value of which is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. A repurchase agreement of $20,437,000 is included in the statement of assets and liabilities at December 31, 1996.

NOTE 7. UNREALIZED APPRECIATION

Net unrealized appreciation consists of the following:

Unrealized appreciation....................................  $469,426,282
Unrealized depreciation....................................   (17,274,752)
                                                             ------------
                                                             $452,151,530
                                                             ============

NOTE 8. RELATED PARTY SHAREHOLDERS

At December 31, 1996, officers and employees of Southeastern and their families, Fund trustees and the Southeastern retirement plan and other affiliates owned 1,543,076 shares of the Fund, constituting 1.53% of the outstanding shares.

NOTE 9. OTHER PORTFOLIO INFORMATION

At December 31, 1996, the Fund's holdings consisted of at least five percent of the outstanding voting stock of the following companies: 8.4% of Alexander & Alexander Services, Inc., 5.2% of Kansas City Southern Industries, Inc., 6.8% of Knight-Ridder, Inc., and 9.9% of Rayonier Inc.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. The audit report on the 1996 financial statements issued by Coopers & Lybrand L.L.P. appears in this report and should be read in conjunction with this condensed financial information. The presentation is for a share outstanding throughout each period.

                                                 NET GAINS
                                                    OR
                                                 (LOSSES)
                          NET                       ON                                  DISTRI-              NET
                         ASSET                  SECURITIES      TOTAL      DIVIDENDS    BUTIONS             ASSET
                         VALUE        NET        REALIZED        FROM       FROM NET     FROM      TOTAL    VALUE
                       BEGINNING   INVESTMENT       AND       INVESTMENT   INVESTMENT   CAPITAL   DISTRI-   END OF   TOTAL
                       OF PERIOD     INCOME     UNREALIZED    OPERATIONS     INCOME      GAINS    BUTIONS   PERIOD   RETURN
                       ---------   ----------   -----------   ----------   ----------   -------   -------   ------   ------
Year ended December
 31,
   1996..............   $21.15        $.37        $ 4.09        $ 4.46       $ (.38)    $(2.38)   $(2.76)   $22.85    21.02%
   1995..............    17.13         .30          4.40          4.70         (.24)      (.44)     (.68)    21.15    27.50%
   1994..............    16.92         .21          1.30          1.51         (.16)     (1.14)    (1.30)    17.13     8.96%
   1993..............    14.70         .10          3.16          3.26         (.09)      (.95)    (1.04)    16.92    22.20%
   1992..............    13.34         .07          2.65          2.72         (.07)     (1.29)    (1.36)    14.70    20.47%
   1991..............    10.21         .05          3.93          3.98         (.06)      (.79)     (.85)    13.34    39.19%
   1990..............    12.62         .13         (2.16)        (2.03)        (.15)      (.23)     (.38)    10.21   (16.35)%
Two months ended
 December 31,
 1989................    14.30         .03          (.10)         (.07)        (.08)     (1.53)    (1.61)    12.62    (0.47)%(1)
Year ended
 October 31,
   1989..............    11.25         .18          3.00          3.18         (.13)         -      (.13)    14.30    28.38%
   1988..............     8.69         .14          2.50          2.64         (.08)         -      (.08)    11.25    30.69%
March 24, 1987
 (Date of Initial
 Capitalization)
 through October 31,
 1987................    10.00         .11         (1.42)        (1.31)           -          -         -      8.69   (13.14)%(1)


                                     RATIO OF
                                     EXPENSES    RATIO OF
                       NET ASSETS       TO          NET
                         END OF      AVERAGE     INCOME TO    PORTFOLIO    AVERAGE
                         PERIOD        NET        AVERAGE     TURNOVER    COMMISSION
                       (THOUSANDS)    ASSETS    NET ASSETS      RATE      RATE PAID
                       -----------   --------   -----------   ---------   ----------
Year ended December
 31,
   1996..............  $2,300,079      0.95%        1.61%        33.18%    $0.0750(3)
   1995..............   1,876,467      1.01%        1.45%        12.60%
   1994..............     753,527      1.17%        1.18%        27.39%
   1993..............     397,282      1.26%         .63%        19.12%
   1992..............     243,678      1.29%         .50%        29.12%
   1991..............     177,878      1.30%         .42%        45.11%
   1990..............     129,643      1.32%        1.13%        52.45%
Two months ended
 December 31,
 1989................     148,680      1.31%*       1.73%*        6.67%
Year ended
 October 31,
   1989..............     139,608      1.35%        1.37%        57.72%
   1988..............      50,676      1.50%(2)     1.40%        92.68%
March 24, 1987
 (Date of Initial
 Capitalization)
 through October 31,
 1987................      25,787      1.50%*(2)     1.61%*      70.00%

  * Annualized
(1) Aggregate; not annualized.
(2) Before expense limitation fee waiver, this ratio was 1.64% and 1.83% for the 1988 and 1987 periods, respectively.
(3) Not applicable for prior periods.

                             FIVE LARGEST HOLDINGS
                  (REPRESENTS 34.9% OF NET ASSETS AT 12/31/96)

KNIGHT-RIDDER, INC. (KRI)                                                  10.5%
One of the largest newspaper publishers in the U.S. and a worldwide provider of electronic information services.

TRIZECHAHN CORPORATION (TZH)                                                6.5%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

THE QUAKER OATS COMPANY (OAT)                                               6.3%
A producer of brand name packaged foods and beverages including numerous hot and cold cereals, Gatorade, Snapple, and Aunt Jemima products.

FEDERAL EXPRESS CORPORATION (FDX)                                           6.3%
Integrated air-ground transportation company providing overnight and second-day delivery of packages and documents worldwide.

PHILLIPS ELECTRONICS N.V. (PHG)                                             5.3%
Owner of 75% of recording company Polygram. Also a leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances and semiconductors.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

             NEW HOLDINGS                         ELIMINATIONS
             ------------                         ------------
Nabisco Holdings Corp.                   American Express Company
Phillips Electronics N.V.                Coca-Cola Enterprises, Inc.
Rayonier Inc.                            Craig Corporation
TrizecHahn Corporation                   Franklin Resources, Inc.
United HealthCare Corporation            Hasbro Inc.
USG Corporation                          Health Systems International,
360 degrees Communications Company       Inc.
                                         Hilton Hotels Corp.
                                         Marsh & McLennan Companies,
                                         Inc.
                                         McKesson Corporation
                                         Mellon Bank Corporation
                                         Polaroid Corp.
                                         Ralcorp Holdings, Inc.
                                         Rollins, Inc.
                                         WellPoint Health Networks, Inc.

                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the bold heading LONGLEAF PARTNERS as follows:

                      "Partners" -- Longleaf Partners Fund
                   "Realty" -- Longleaf Partners Realty Fund
                  "Sm-Cap" -- Longleaf Partners Small-Cap Fund

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

DANIEL W. CONNELL, JR. --
  Senior Vice President Marketing,
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
               PARTNERS
               FUNDS

LOGO

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191
                                      LOGO
                                     ANNUAL
                                     REPORT
                               December 31, 1996

                                    LONGLEAF
                                 PARTNERS FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.